UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2018
AXA Equitable Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38469	90-0226248
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1290 Avenue of the Americas, New York, New York		10104
(Address of principal executive offices)		(Zip Code)
(212) 554-1234
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On August 13, 2018, AXA Equitable Holdings, Inc. (“AEH” or the "Company") issued a press release announcing its financial results for the quarter ended June 30, 2018. A copy of the press release containing this information is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. In addition, more detailed financial information may be found in AEH’s Financial Supplement for the quarter ended June 30, 2018. A copy of the Financial Supplement for the quarter ended June 30, 2018 is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.
As provided in General Instruction B.2 of Form 8-K, the information and exhibits provided pursuant to this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company entered into a Confidential Separation Agreement and General Release (the “Agreement”) with Brian Winikoff on August 13, 2018. Pursuant to the Agreement, Mr. Winikoff will continue his employment through December 31, 2018 (the “Separation Date”), upon which he will resign as Senior Executive Vice President and Head of U.S. Life, Retirement and Wealth Management. He will continue to be eligible for Company benefits and will continue to be paid his current salary on a bi-weekly basis through the Separation Date. The Agreement also contains provisions related to confidentiality, non-disparagement, and non-solicitation/non-competition. Following the Separation Date and in exchange for executing another Confidential Separation Agreement and General Release, Mr. Winikoff will be eligible to receive the severance benefits provided in the AXA Equitable Severance Benefit Plan, the AXA Equitable Supplemental Severance Plan for Executives and Mr. Winikoff’s offer letter, the terms of which are described in the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on May 2, 2018, as well as an additional payment of $296,415.

Nick Lane, age 45, will be appointed as Senior Executive Vice President and Head of U.S. Life, Retirement and Wealth Management of the Company and President of AXA Equitable Life Insurance Company (“AEL”), subject to the approval of the Company’s and AEL’s boards of directors, in the first quarter of 2019. He will also join the Company’s Management Committee. Mr. Lane will oversee all aspects of the Company’s retirement and protection businesses, including Individual Retirement, Group Retirement and Protection Solutions, as well as distribution. Prior to his most recent role as Chief Executive Officer of AXA Japan which commenced in 2016, Mr. Lane served in multiple roles with the Company, including Senior Executive Director and Head of U.S. Life and Retirement for AEL from 2013 to 2016. Before joining AEL in 2008, Mr. Lane was a leader in the sales and marketing practice of the strategic consulting firm McKinsey & Co. Prior to McKinsey & Co., Mr. Lane served as a captain in the United States Marine Corps. Details of Mr. Lane’s compensation package have not been finally determined as of the date of this filing and will be disclosed when they are finalized.

Effective August 15, 2018, William Eckert, age 55, was appointed to the position of Chief Accounting Officer and Controller of the Company. Mr. Eckert is responsible for the Company’s accounting, tax and central finance departments. Prior to joining the Company, Mr. Eckert served as Senior Vice President, Corporate Controller and Principal Accounting Officer of Athene Holding Ltd. from July 2016 to August 2018. Previously, Mr. Eckert served as Corporate Controller at ProSight Specialty Insurance from March 2013 to June 2015. Mr. Eckert began his career in 1985 with Deloitte & Touche LLP and spent time with Kohlberg Kravis Roberts & Co., Selective Insurance Group, Inc. and Prudential Financial, Inc. Mr. Eckert’s offer letter provides that he will receive an annual salary of $400,000 and a sign-on bonus consisting of $100,000 in cash and a restricted stock unit grant with a grant date value of $200,000. Mr. Eckert will be eligible to receive an annual cash bonus award under an annual short-term incentive compensation plan and will be eligible for long-term incentive compensation in the form of an equity grant, commensurate with those received by employees of similar level and responsibilities.

Mr. Eckert replaces Andrea Nitzan, who previously served as Chief Accounting Officer and Controller until August 15, 2018. Ms. Nitzan will continue to serve as Chief Accounting Officer and Controller of AXA Equitable Life Insurance Company, the Company’s principal operating insurance subsidiary.

Item 7.01    Regulation FD Disclosure.
In connection with its earnings call for the quarter ended June 30, 2018, AEH has prepared a presentation for use with investors and other members of the investment community, which will be accessible via AEH’s investor relations website at https://ir.axaequitableholdings.com beginning at 8 a.m. ET on Tuesday, August 14, 2018.

As provided in General Instruction B.2 of Form 8-K, the information provided pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release of AXA Equitable Holdings, Inc., dated August 13, 2018 (furnished and not filed)
99.2	Financial Supplement for the quarter ended June 30, 2018 (furnished and not filed)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXA EQUITABLE HOLDINGS, INC.

Date: August 13, 2018	By:	/s/ Dave S. Hattem
	Name:	Dave S. Hattem
	Title:	Senior Executive Vice President, General Counsel and Secretary